                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 29, 2003
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                               POLYONE CORPORATION
                               -------------------
               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
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   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



       Suite 36-5000, 200 Public Square, Cleveland, Ohio    44114-2304
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            (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits
---------------------------------------------

            (c)  Exhibits

                 Exhibit 99.1 - Press Release dated October 29, 2003


Item 12.    Results of Operations and Financial Condition
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               Information required under Item 12 of Form 8-K is being filed herewith as Exhibit 99.1 in the form of Registrant's press release dated October 29, 2003, the Registrant's earnings release for the third quarter of 2003. This information is to be considered "filed" under the Securities Exchange Act of 1934.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POLYONE CORPORATION

                                          By:   /s/ Gregory P. Smith
                                                ---------------------------
                                                Gregory P. Smith
                                                Controller

Dated: October 30, 2003